EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report On Form 10-QSB of Charys Holding Company, Inc. for the quarter ending July 31, 2005, I, Billy V. Ray, Jr., Chief Executive Officer of Charys Holding Company, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending July 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending July 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Charys Holding Company, Inc.

     Dated:  September 14, 2005.

                                  /s/  Billy V. Ray, Jr.
                                  ----------------------------------------------
                                   Billy V. Ray, Jr., Chief Executive Officer of Charys Holding Company, Inc.


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